Exhibit 99.1

Payoneer Strengthens Leadership Team and Board with Global Experts

Keren Levy Appointed President and Arnon Kraft Joins as Chief Operating Officer

Pamela H. Patsley Joins Board of Directors

NEW YORK, NY – September 9, 2021 – Payoneer Global Inc. (“Payoneer”) (NASDAQ: PAYO), the commerce technology company powering payments and growth for the new global economy, today announced three key appointments aimed at strengthening the company’s leadership team and Board.

Payoneer Chief Operating Officer, Keren Levy, will now serve as President, focusing on increasing Payoneer’s global profile as it scales. She will also continue to lead Merchant Services, one of Payoneer’s newest and fastest-growing business lines. Levy was recently honored by PaymentsSource as one of the Most Influential Women in Payments 2021.

“Keren has been a strong, inspirational leader at Payoneer for the past 12 years,” said Scott Galit, Chief Executive Officer at Payoneer. “She has been instrumental in driving our growth worldwide, passionately and relentlessly delivering for our customers, and she has been critical to shaping the corporate culture that defines us. Keren’s tireless drive, combined with her compassionate approach to leadership, have helped us maintain the energy, spirit, and values that are so distinctly Payoneer.”

In other appointments, Arnon Kraft has joined Payoneer as the company’s new Chief Operating Officer. Kraft is a seasoned executive with global experience at large enterprises including Microsoft and SanDisk. Kraft will be instrumental in shaping the next phase of Payoneer’s global growth and execution.

“I’m excited to have Arnon lead the expansion of our capacity and bring his unique perspective and skillset to Payoneer,” said Galit. “Arnon’s global leadership experience and commitment to delivering an excellent customer experience align perfectly with our business, as he continues to expand our localized operations all over the world.”

Payoneer will also be strengthening its Board of Directors with the addition of Pamela H. Patsley. Patsley was most recently executive chairman of MoneyGram International, Inc. and was Chief Executive Officer of the company from 2009 -2015. Prior to MoneyGram she held executive roles at First Data Corp., Paymentech, Inc. and First USA, Inc. She serves on the boards of Texas Instruments Inc., Keurig Dr Pepper Inc. and Hilton Grand Vacations Inc. She will also serve on the Audit Committee as chairman and will be a member of the Nominating & Corporate Governance Committee.

“Pam possesses extremely relevant executive and Board experience in the financial services industry and we are thrilled to welcome her to the Board,” concluded Galit. “She joins us at an exciting time at Payoneer, after our entry into the public markets and as we continue to execute on our long-term strategy to be the world’s go-to-partner for digital commerce everywhere.”

About Payoneer

Payoneer (NASDAQ: PAYO) is the world’s go-to partner for digital commerce, everywhere.  From borderless payments to boundless growth, Payoneer promises any business, in any market, the technology, connections and confidence to participate and flourish in the new global economy.

Since 2005, Payoneer has been imagining and engineering a truly global ecosystem so the entire world can realize its potential. Powering growth for customers ranging from aspiring entrepreneurs in emerging markets to the world’s leading digital brands like Airbnb, Amazon, Google, Upwork and Walmart, Payoneer offers a universe of opportunities, open to you.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of Payoneer may be considered, “forward-looking statements”. Forward-looking statements generally relate to future events or Payoneer’s future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Payoneer and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to the risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements”, as well as any further risks and uncertainties contained in the prospectus filed on August 6, 2021. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Payoneer does not undertake any duty to update these forward-looking statements.

Investor Relations Contact:

Ignatius Njoku
investor@payoneer.com

Media Contact:

Irina Marciano

PR@payoneer.com